UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 8, 2009

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

700 Pennsylvania Drive, Exton, PA		19341
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

(a)                                  On May 12, 2009, the Board of Directors (the “Board”) of Adolor Corporation (“Adolor” or the “Company”) approved the levels and components of Board compensation for non-employee directors of the Company.  A Summary of Oral Agreement for Payment of Services between Adolor Corporation and its Board of Directors dated May 12, 2009 reflecting the details of such compensation is attached hereto as Exhibit 10.1 and incorporated herein by reference.

(b)                                 At the Adolor Annual Meeting of Stockholders held on May 12, 2009 (the “Annual Meeting”), the stockholders of the Company approved amendments (the “Amendments”) to the Company’s Amended and Restated 1994 Equity Compensation Plan (the “1994 Plan”) and Amended and Restated 2003 Stock-based Incentive Compensation Plan (the “2003 Plan”) to allow for a one-time stock option exchange program (the “Program”) for employees other than executive officers and directors.  In addition, stockholders also approved an Amendment to the 2003 Plan to allow shares of the Company’s common stock, $0.0001 par value, underlying stock options that are exchanged in the Program to again be available for awards under the 2003 Plan.

The Amendments approved by the stockholders at the Annual Meeting have been incorporated into an amended and restated 1994 Plan and an amended and restated 2003 Plan, copies of which are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated by reference into this Item 1.01.

Item 8.01               Other Events.

As previously disclosed, the Company, its Board of Directors and certain officers of the Company were named as defendants in a consolidated amended class action complaint, In re Adolor Corporation Securities Litigation, filed in February 2005 in the U.S. District Court for the Eastern District of Pennsylvania (the “District Court”).

On May 8, 2009, the District Court granted the motion to dismiss the case in its entirety that was filed by the Company and the other defendants.

As previously disclosed, there also are two stockholder derivative lawsuits before the District Court.  These cases were filed in August 2004, purportedly on behalf of the Company, against its directors and certain of its officers.  The allegations in the derivative lawsuits are similar to those set forth in the amended class action complaint.  A motion to dismiss the stockholder derivative lawsuits was filed by the Company’s directors and officers in December 2004 and is pending before the District Court.

Item 9.01               Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Document
10.1	Summary of Oral Agreement for Payment of Services between Adolor Corporation and its Board of Directors (effective as of May 2009)

10.2†	Adolor Corporation Amended and Restated 1994 Equity Compensation Plan, effectives as of May 12, 2009

10.3†	Adolor Corporation Amended and Restated 2003 Stock-based Incentive Compensation Plan, effective as of May 12, 2009

† Compensation plans and arrangements for executives and others.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

By	/s/ John M. Limongelli
Name:	John M. Limongelli
Title:	Sr. Vice President, General Counsel and Secretary

Dated:  May 14, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Summary of Oral Agreement for Payment of Services between Adolor Corporation and its Board of Directors (effective as of May 2009)

10.2†	Adolor Corporation Amended and Restated 1994 Equity Compensation Plan, effective as of May 12, 2009

10.3†	Adolor Corporation Amended and Restated 2003 Stock-based Incentive Compensation Plan, effective as of May 12, 2009

† Compensation plans and arrangements for executives and others.